Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Alan D. Eskow Senior Executive Vice President and Chief Financial Officer (973) 305-4003

VALLEY NATIONAL BANCORP ANNOUNCES PRICING OF ITS COMMON STOCK OFFERING

Wayne, NJ — December 9, 2016 — Valley National Bancorp (“Valley”) (NYSE: VLY), the holding company for Valley National Bank (the “Bank”), today announced that it priced 8,400,000 shares of its common stock (the “Common Stock”) in a registered public offering.

Valley intends to use the proceeds for general corporate purposes, including to supplement the continued growth in the Bank’s loan portfolio. The offering is expected to close on December 13, 2016, subject to customary closing conditions.

Keefe, Bruyette & Woods, A Stifel Company, is acting as sole book-running manager for the offering and may offer the shares of Common Stock from time to time for sale in one or more transactions on the New York Stock Exchange, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

The Common Stock will be issued pursuant to an effective shelf registration statement (File No. 333-202916) (including base prospectus), a preliminary prospectus supplement filed with the Securities and Exchange Commission (the “SEC”), and a final prospectus supplement to be filed with the SEC.

Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the offering can be obtained without charge by visiting the SEC’s website at www.sec.gov, or may be obtained from: Keefe, Bruyette & Woods, A Stifel Company, 787 Seventh Ave., 4th Floor, New York, New York 10019, Attention: Equity Capital Markets, 1-800-966-1559.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Common Stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offering of the Common Stock is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Valley

Valley National Bancorp is a regional bank holding company headquartered in Wayne, New Jersey with over $22 billion in assets. Its principal subsidiary, Valley National Bank, currently operates 209 branch locations serving northern and central New Jersey, the New York City boroughs of Manhattan, Brooklyn, Queens and Long Island, and Florida. Valley National Bank

is one of the largest commercial banks headquartered in New Jersey and is committed to providing the most convenient service, the latest in product innovations and an experienced and knowledgeable staff with a high priority on friendly customer service 24 hours a day, 7 days a week. For more information about Valley National Bank and its products and services, please visit www.valleynationalbank.com or call Customer Service, 24/7 at 800-522-4100.

Forward Looking Statements

This document contains and incorporates by reference certain forward-looking statements regarding our financial condition, results of operations and business. These statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations.

You may identify these statements by looking for:

•	forward-looking terminology, like “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” or “anticipate;”

•	expressions of confidence like “strong” or “on-going;” or

•	similar statements or variations of those terms.

These forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from the results the forward-looking statements contemplate because of, among others, the following possibilities:

•	weakness or a decline in the U.S. economy, in particular in New Jersey, New York Metropolitan area (including Long Island) and Florida;

•	unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities;

•	less than expected cost savings from the maturity, modification or prepayment of long-term borrowings that mature through 2022;

•	further prepayment penalties related to the early extinguishment of high cost borrowings;

•	less than expected cost savings in 2016 and 2017 from Valley’s branch efficiency and cost reduction plans;

•	lower than expected cash flows from purchased credit-impaired loans;

•	claims and litigation pertaining to fiduciary responsibility, contractual issues, environmental laws and other matters;

•	cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems;

•	results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, require us to reimburse customers, change the way we do business, or limit or eliminate certain other banking activities;

•	government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve;

•	our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements);

•	higher than expected loan losses within one or more segments of our loan portfolio;

•	unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors;

•	unanticipated credit deterioration in our loan portfolio;

•	unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events;

•	an unexpected decline in real estate values within our market areas;

•	changes in accounting policies or accounting standards, including the new authoritative accounting guidance (known as the current expected credit loss (CECL) model) which may increase the required level of our allowance for credit losses after adoption on January 1, 2020;

•	higher than expected income tax expense or tax rates, including increases resulting from changes in tax laws, regulations and case law;

•	higher than expected FDIC insurance assessments;

•	the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships;

•	lack of liquidity to fund our various cash obligations;

•	unanticipated reduction in our deposit base;

•	potential acquisitions that may disrupt our business;

•	declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities;

•	future goodwill impairment due to changes in our business, changes in market conditions, or other factors;

•	legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model;

•	our inability to promptly adapt to technological changes;

•	our internal controls and procedures may not be adequate to prevent losses;

•	the inability to realize expected revenue synergies from the CNL merger in the amounts or in the timeframe anticipated;

•	inability to retain customers and employees, including those of CNL; and

•	other unexpected material adverse changes in our operations or earnings.

A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2015.

We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.